Exhibit 10.25

EXECUTION VERSION

THIRTEENTH AMENDMENT AGREEMENT

THIS THIRTEENTH AMENDMENT AGREEMENT (this “Agreement”), is dated as of August 13, 2008 by and between Q.E.P. CO., INC., a Delaware corporation with its chief executive office and principal place of business at 1001 Broken Sound Parkway NW, Suite A, Boca Raton, Florida 33487 (“Q.E.P.”), Q.E.P. - O’TOOL, INC., a corporation with its chief executive office and principal place of business at 1001 Broken Sound Parkway, NW, Suite A, Boca Raton, Florida, 33437, MARION TOOL CORPORATION, a corporation with its chief executive office and principal place of business at 1001 Broken Sound Parkway NW, Suite A, Boca Raton, Florida 33487, ROBERTS CONSOLIDATED INDUSTRIES, INC., a Delaware corporation with its chief executive office and principal place of business at 1001 Broken Sound Parkway NW, Suite A, Boca Raton, Florida 33487, ROBERTS HOLDING INTERNATIONAL, INC., a Delaware corporation with its chief executive office and principal place of business at 1001 Broken Sound Parkway NW, Suite A, Boca Raton, Florida 33487, ROBERTS COMPANY CANADA LIMITED, an entity organized in Ontario, Canada with its chief executive office and principal place of business at 2070 Steeles Avenue, Bramalea, Ontario, Canada L6T1A7, Q.E.P. STONE HOLDINGS, INC., a Florida corporation with a place of business at 1001 Broken Sound Parkway NW, Suite A, Boca Raton, Florida 33487, Q.E.P. ZOCALIS HOLDING L.L.C., a Delaware limited liability company with a place of business at 1001 Broken Sound Parkway NW, Suite A, Boca Raton, Florida 33487, BOIARDI PRODUCTS CORPORATION, a Florida corporation, with its chief executive office and principal place of business at 1001 Broken Sound Parkway NW, Suite A, Boca Raton, Florida 33487, ROBERTS CAPITOL, INC., a Florida corporation with its chief executive office and principal place of business at 1001 Broken Sound Parkway NW, Suite A, Boca Raton, Florida 33487, QEP-CALIFORNIA, INC., a California corporation with its chief executive office and principal place of business at 1001 Broken Sound Parkway NW, Suite A, Boca Raton, Florida 33487, (all of the foregoing are hereinafter collectively referred to as, the “Borrower”), BANK OF AMERICA, N.A., successor-in-interest to FLEET CAPITAL CORPORATION (“BOA”) and HSBC BANK USA, NATIONAL ASSOCIATION, successor-by-merger to HSBC BANK USA (“HSBC” and together with BOA, the “Lenders” and each individually a “Lender”), and BANK OF AMERICA, N.A., successor-in-interest to FLEET CAPITAL CORPORATION, with an office at 200 Glastonbury Boulevard, Glastonbury, Connecticut, 06033, as agent for the Lenders, (hereinafter referred to as the “Agent”).

PREAMBLE

WHEREAS, pursuant to that certain Second Amended and Restated Loan Agreement dated as of November 14, 2002 by and among the Borrower, the Lenders and the Agent (as amended and in effect from time to time, the “Loan Agreement”), the Lenders made, or agreed to make in the future, certain Loans to the Borrower including the Revolving Loan;

WHEREAS, the Borrower has requested that the Agent and the Lenders amend the Loan Agreement in order to, among other things, increase the amount available to Borrower under the Revolving Loan; and

WHEREAS, the Agent and the Lenders are willing to amend the Loan Agreement subject to an in reliance upon the representations, warranties, acknowledgements, covenants and agreements of Borrower contained herein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and acknowledging that the Agent and the Lenders are relying upon the representations, warranties, acknowledgments, covenants and agreements of Borrower contained herein, Borrower, the Agent and the Lenders agree as follows:

I. Acknowledgments and Affirmations.

A. Borrower, the Agent and the Lenders acknowledge and agree that capitalized terms used herein and without definition shall have the meanings assigned to them in the Loan Agreement.

B. Borrower acknowledges and affirms that:

1. As of August 1, 2008, Borrower is legally and validly indebted to the Lenders under the Loan Agreement in the principal amount (including the face amount of outstanding Letters of Credit) of $27,939,772.22 (USD) with respect to the Revolving Loan and $2,264,870.13 (CAD) $2,207,260.62(USD)) with respect to the Mortgage Loan, plus interest, fees and charges accrued and accruing thereon and thereunder, and there is no defense, offset or counterclaim with respect to any such indebtedness or independent claim or action against the Agent or the Lenders.

2. All indebtedness of Borrower to the Agent and the Lenders, whenever and however arising, is secured by a duly perfected, first priority security interest in the Collateral.

C. Borrower represents and warrants that:

1. The resolutions previously adopted by the Board of Directors of each Borrower with respect to the Loan Agreement and provided to Lenders have not in any way been rescinded or modified and have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect, except to the extent that they have been modified or supplemented to authorize this Agreement and the documents and transactions described herein.

2. Each Borrower has the corporate power and authority to enter into this Agreement and the transactions contemplated herein, and each Borrower has taken all necessary corporate action to authorize this Agreement and the transactions contemplated herein.

3. Except as amended by this Agreement, all representations, warranties and covenants contained in the Loan Agreement, and in the schedules and exhibits attached thereto, are true and correct on and as of the date hereof, are incorporated herein by reference and, with respect to each Borrower organized under the laws of any jurisdiction within the United States or Canada are hereby remade.

4. No Borrower is currently in default under the Loan Agreement, and, except as otherwise consented to in writing by the Agent and the Lenders, no condition exists or has occurred which would constitute a default thereunder but for the giving of notice or passage of time, or both.

D. Guarantor hereby represents and warrants that, all representations, warranties and covenants contained in the Roberts Guarantee, and in the schedules and exhibits attached thereto, are true and correct on and as of the date hereof, are incorporated herein by reference and are hereby remade.

E. The consummation of the transactions contemplated herein (a) is not prevented or limited by, nor does it conflict with or result in a breach of the terms, conditions or provisions of, any Borrower’s articles of incorporation or bylaws, or any evidence of indebtedness, agreement or instrument of whatever nature to which any Borrower is a party or by which any of them is bound, (b) does not constitute a default under any of the foregoing, and (c) does not violate any federal, state or local law, regulation or order of any court or agency which is binding upon any Borrower.

II. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

A. The definition of Borrowing Base in Section 1.1 is hereby amended by deleting “$14,000,000” and replacing it with “$16,000,000”.

B. The first and second paragraph of Section 2.3(a) are hereby deleted in their entirety and replaced with the following:

“(a) Commencing with the first such date following the date of this Agreement, Borrower promises to pay interest to the Agent, on the outstanding and unpaid principal balances of the Revolving Loan, at a rate per annum equal to, at the option of Borrower, (i) the Prime Rate or (ii) the LIBOR Rate plus the LIBOR Spread (the “LIBOR Spread”) as set forth in the following table:

Fixed Charge Coverage Ratio	LIBOR SPREAD (Revolving Loan)
< 1.00	250 basis points
≥ 1.00 - < 1.30	225 basis points
≥ 1.30 - < 1.75	200 basis points
≥ 1.75 x	175 basis points

Changes in the LIBOR Spread resulting from a change in the above ratios shall become effective on the due date of delivery by the Borrower of a compliance certificate evidencing such change. If the Borrower shall fail to timely deliver a compliance certificate within five days of such certificate’s due date in accordance with Section 5.8(c) of this Agreement, the LIBOR Spread shall be 250 basis points from the day such certificate was due until the day a certificate evidencing a lower LIBOR Spread is actually delivered to the Lender. Each Revolving Advance shall be comprised entirely of a Prime Rate Advance or a LIBOR Rate Advance as Borrower may request pursuant to Section 2.4. Borrower shall not be entitled to request any Revolving Advance which, if made, would result in more than six (6) LIBOR Rate Advances outstanding hereunder at any time. For purposes of the foregoing, LIBOR Rate Advances having different Interest Periods, regardless of whether they commence on the same date, shall be considered separate LIBOR Rate Advances. Each LIBOR Rate Advance shall be in a principal amount of $500,000 (or the equivalent in an Alternative Currency) or in $50,000 (or the equivalent in an Alternative Currency) increments in excess thereof.”

C. Schedule 2 to the Loan Agreement is hereby deleted and replaced with the following:

SCHEDULE 2

COMMITMENTS

Lender	Mortgage Loan Commitment		Revolving Loan Commitment	Total Commitment

Bank of America, N.A.	$ $	1,324,356.37 (USD) 1,358,922.08 (CAD)	$19,800,000 (USD)	$21,124,356.37 (USD)

HSBC Bank USA, National Association	$ $	882,904.25 (USD) 905,948.052 (CAD)	$13,200,000 (USD)	$14,082,904.25 (USD)

TOTAL	$ $	2,207,260.62 (USD) 2,264,870.13 (CAD)	$33,000,000 (USD)	$35,207,260.62 (USD)

III. Amendments to Revolving Credit Notes;

A. All references in that certain Second Amended and Restated Domestic Advances Note dated March 31, 2005 by the Borrowers to Fleet Capital Corporation to (1) $17,400,000.00 and (ii) Seventeen Million Four Hundred Thousand Dollars are hereby deleted and replaced with (a)$19,800,000.00, and (b) Nineteen Million Eight Hundred Thousand Dollars, respectively.

B. All references in that certain Second Amended and Restated Domestic Advances Note dated March 31, 2005 by the Borrowers to HSBC Bank USA, National Association, to (i) $11,600,000.00 and, (ii) Eleven Million Six Hundred Thousand Dollars are hereby deleted and replaced with (a) $13,200,000.00 and (b) Thirteen Million Two Hundred Thousand Dollars, respectively.

IV. Conditions Precedent;

A. The effectiveness of this Agreement shall be subject to the prior satisfaction of each of the following conditions:

1. The Agent and the Lenders shall have received each of the following, in form and substance satisfactory to the Agent and its counsel:

(a) This Agreement, duly executed by Borrower;

(b) A certificate, dated as of the date of this Agreement, of the Secretary of each Borrower, certifying the names and true signatures of the officers of such Borrower authorized to sign this Agreement and the other documents to be delivered by it under this Agreement;

(c) Copies of all corporate action taken by each Borrower, including resolutions of its Board of Directors, authorizing the execution, delivery, and performance of this Agreement and each other document to be delivered pursuant to this Agreement, certified as of the date of this Agreement by the Secretary of such Borrower; and

(d) An amendment fee of $15,000; and

(e) All other documents, instruments and agreements that the Agent and the Lenders shall reasonably require in connection with this Agreement, including without limitation those documents, instruments, and agreements required under previous amendments to the Loan Agreement which have not yet been delivered to the Agent and the Lenders.

V. Miscellaneous.

A. This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut (except its conflicts of laws provisions).

B. Upon the execution of this Agreement, the Loan Agreement is amended to the extent this Agreement amends the Loan Agreement. Except as specifically amended by the terms of this Agreement, all terms and conditions set forth in the Loan Agreement shall remain in full force and effect.

C. This Agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which taken together shall constitute one instrument.

[The remainder of this page has been left blank intentionally.]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.

BORROWER:
Q.E.P. CO., INC.

By:	/s/ Lewis Gould
Name:	Lewis Gould
Title:	Authorized Signatory
Duly Authorized

Q.E.P.-O’TOOL, INC.

By:	/s/ Lewis Gould
Name:	Lewis Gould
Title:	Authorized Signatory
Duly Authorized

MARION TOOL CORPORATION

By:	/s/ Lewis Gould
Name:	Lewis Gould
Title:	Authorized Signatory
Duly Authorized

ROBERTS CONSOLIDATED INDUSTRIES, INC.

By:	/s/ Lewis Gould
Name:	Lewis Gould
Title:	Authorized Signatory
Duly Authorized

[Signature Page to 13th Amendment to 2nd Amended & Restated Loan Ag.]

ROBERTS HOLDING INTERNATIONAL INC.

By:	/s/ Lewis Gould
Name:	Lewis Gould
Title:	Authorized Signatory
Duly Authorized

ROBERTS COMPANY CANADA LIMITED

By:	/s/ Lewis Gould
Name:	Lewis Gould
Title:	Authorized Signatory
Duly Authorized

Q.E.P. STONE HOLDINGS, INC.

By:	/s/ Lewis Gould
Name:	Lewis Gould
Title:	Authorized Signatory
Duly Authorized

Q.E.P. ZOCALIS HOLDING, L.L.C.

By:	/s/ Lewis Gould
Name:	Lewis Gould
Title:	Authorized Signatory
Duly Authorized

[Signature Page to 13th Amendment to 2nd Amended & Restated Loan Ag.]

BOIARDI PRODUCTS CORPORATION

By:	/s/ Lewis Gould
Name:	Lewis Gould
Title:	Authorized Signatory
Duly Authorized

ROBERTS CAPITOL, INC.

By:	/s/ Lewis Gould
Name:	Lewis Gould
Title:	Authorized Signatory
Duly Authorized

QEP-CALIFORNIA, INC.

By:	/s/ Lewis Gould
Name:	Lewis Gould
Title:	Authorized Signatory
Duly Authorized

[Signature Page to 13th Amendment to 2nd Amended & Restated Loan Ag.]

AGENT:

BANK OF AMERICA, N.A., successor-in-interest to FLEET CAPITAL CORPORATION

By:	/s/ Deirdre Z. Sikora
Name:	Deirdre Z. Sikora
Title:	Vice President
Duly Authorized

LENDERS:

BANK OF AMERICA, N.A., successor-in-interest to FLEET CAPITAL CORPORATION

By:	/s/ Deirdre Z. Sikora
Name:	Deirdre Z. Sikora
Title:	Vice President
Duly Authorized

HSBC BANK USA, NATIONAL ASSOCIATION successor-by-merger to HSBC Bank USA

By:	/s/ Jose V. Mazariegos
Name:	Jose V. Mazariegos
Title:	Senior Vice President
Duly Authorized

[Signature Page to 13th Amendment to 2nd Amended & Restated Loan Ag.]